SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ ☒ ☐	Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to §240.14a-12

Hudson Highland Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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☐	Fee paid previously with preliminary materials.

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Hudson Highland Group, Inc.

560 Lexington Avenue, 5th Floor, New York, NY 10022

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Tuesday, May 12, 2009

The Proxy Statement and Annual Report are available at: http://bnymellon.mobular.net/bnymellon/hhgp

HUDSON HIGHLAND GROUP, INC.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 28, 2009 to facilitate timely delivery.

Dear Hudson Highland Group, Inc. Stockholder:

The 2009 Annual Meeting of Stockholders of Hudson Highland Group, Inc. (the “Company”) will be held at the Company’s Corporate Headquarters, 560 Lexington Avenue (Lexington Avenue and 50th Street), 5th Floor, New York, NY 10022, on Tuesday, May 12, 2009, at 8:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	To elect two directors to hold office until the 2012 annual meeting of stockholders and until their successors are duly elected and qualified.
(2)	To consider and act upon a proposal to approve the Hudson Highland Group, Inc. 2009 Incentive Stock and Awards Plan.
(3)	To ratify the appointment of KPMG LLP as independent registered public accounting firm to audit Hudson Highland Group, Inc.’s financial statements for the fiscal year ending December 31, 2009.
(4)	To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Company’s Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on March 18, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

46435

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

Meeting Location:

Hudson Highland Group, Inc.

560 Lexington Avenue, 5th Floor

New York, NY 10022

The following Proxy Materials are available for you to review online:

•	the Company’s 2008 Proxy Statement (including all attachments thereto);
•	the Company’s Annual report for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/hhgp.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for the 2009 Annual Meeting of Stockholders of

Hudson Highland Group, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/hhgp

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your Proxy Materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

For directions to the 2009 Annual Meeting of Stockholders please write Latham Williams, Corporate Secretary, Hudson Highland Group, Inc., 560 Lexington Avenue, 5th Floor, New York, New York 10022 or call (212) 351-7300.

46435